Exhibit 10.17

AMENDMENT NO. 1
TO
AMENDED AND RESTATED MASTER SALE AND SERVICING AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER SALE AND SERVICING AGREEMENT (this “Amendment”) is made and entered into as of November 28, 2016 by and between NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a cooperative association organized and existing under the laws of the District of Columbia (referred to herein as “CFC,” “Master Servicer” or the “Seller”), and FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally chartered instrumentality of the United States (referred to herein as “Farmer Mac” or the “Purchaser”).
WHEREAS, CFC and Farmer Mac are parties to that certain AMENDED AND RESTATED MASTER SALE AND SERVICING AGREEMENT (the “Master Agreement”) made and entered into as of August 12, 2011; and
WHEREAS, the parties desire to amend the Master Agreement as set forth herein.
NOW, THEREFORE, the parties to this Amendment, in the capacities hereinabove set forth, in consideration of the mutual agreements and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, do hereby undertake and otherwise agree as follows:
ARTICLE I
Amendments

Section 1.01. Amendments.

(a)    Section 1.01 of the Master Agreement is hereby amended by deleting the defined terms “Amount Held for Future Distribution,” “Collection Period” and “Investment Account” in their entirety and by deleting the defined term “Distribution Date” and replacing it with the following:

“Distribution Date: In the case of all Qualified Loan Receipts, no later than the date that is not more than five (5) Business Days after the related Due Date; provided, that, if Master Servicer receives Qualified Loan Receipts after the third (3rd) Business Day after the related Due Date, no later than two Business Days following the date such Qualified Loans Receipts are received by the Master Servicer.”

(b)    Section 5.01(g) of the Master Agreement is hereby amended by deleting clauses (ii) and (iii) thereof and replacing them with the following, respectively:

“(ii) After the Sale Date and until the Qualified Loan is no longer serviced under the Master Agreement, the Master Servicer shall deliver to Farmer Mac (1) a Servicing Report for each Payment Date not later than the fifteenth (15th) calendar day of each calendar month in which such Payment Date is scheduled to occur, (2) an Interest Accrual Report not later than the 20th day of each calendar month, and (3) a Remittance Reconciliation Report on each Distribution Date.

(iii) If there are any Principal Prepayments with respect to any Qualified Loan or a Qualified Loan becomes a Defaulted Loan during any calendar month, then the Master Servicer will provide to Farmer Mac and its designee a Defaulted And Qualified Loan Exception Report (a form of which is attached to this Master Agreement as Exhibit 3) on or before the fifteenth day of the immediately following calendar month (or if such fifteenth day is not a Business Day, the next succeeding Business Day).”
(c)    Section 5.02(c) of the Master Agreement is hereby amended by deleting it in its entirety.
(d)    Section 5.05 of the Master Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following:
“On each Distribution Date, the Master Servicer shall wire to the Distribution Account in same day funds an amount equal to the Qualified Loan Receipts for such Distribution Date.”
(e)    Section 6.02 of the Master Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
Section 6.02    Demands, Notices, Communications. All formal demands, notices and communications by and between the Master Servicer and Purchaser shall be in writing and delivered in person, by overnight delivery service or facsimile, except for notices and communications sent pursuant to Section 5.01(d) which may be delivered via electronic mail:
If to the Purchaser or Farmer Mac:
Federal Agricultural Mortgage Corporation
1999 K Street, N.W., 4th Floor
Washington, DC 20006
Fax: 202-872-7713
Attention of: Chief Financial Officer
With a copy (which shall not constitute notice) to:
Federal Agricultural Mortgage Corporation
1999 K Street, N.W., 4th Floor
Washington, DC 20006
Fax: 202-872-7713
Attention of: General Counsel

With a copy (which shall not constitute notice) to:
Federal Agricultural Mortgage Corporation
1999 K Street, N.W., 4th Floor
Washington, DC 20006
Fax: 202-872-7713
Attention of: Chief Operating Officer

If to Master Servicer:

National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, VA 20166
Fax: 703-467-5178
Attention of: Senior Vice President & Chief Financial Officer

With a copy (which shall not constitute notice) to:
National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, VA 20166
Fax: 703-467-5178
Attention of: Vice President and Controller

With a copy (which shall not constitute notice) to:
National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, VA 20166
Fax: 866-230-5635
Attention of: Senior Vice President & General Counsel

With a copy (which shall not constitute notice) to:
National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, VA 20166
Fax: 703-467-5170
Attention of: Director, Secondary Market Portfolio Management

If to the Purchaser or Farmer Mac pursuant to Section 5.01(d):

Tim McLaughlin, Senior Credit Analyst
E-mail: tmclaughlin@farmermac.com

John C. Covington, Senior Vice President - Agricultural Finance
E-mail: ccovington@farmermac.com

With a copy (which shall not constitute notice) to:

General Counsel
E-mail: legal@farmermac.com

If to the Master Servicer pursuant to Section 5.01(d):

Kirstie Balducci, Manager, Loan Servicing
E-mail: Kirstie.Balducci@nrucfc.coop

Ling Wang, Vice President, Capital Markets Relations
E-mail: Ling.Wang@nrucfc.coop

With a copy (which shall not constitute notice) to:
Allyn Amato, Vice President and Deputy General Counsel
E-mail: Allyn.Amato@nrucfc.coop

Any notice so delivered within the time prescribed in this Master Agreement shall be conclusively presumed to have been duly given whether or not the intended recipient receives such notice, provided, however, that the party giving such notice has received proof of delivery.

Purchaser, Farmer Mac or Master Servicer may change its address, facsimile, or e-mail address for any notice, demand or other communication delivered hereunder by written notice to the other parties hereto.

(f)    Exhibit 8 “Form of Remittance Reconciliation Report” of the Master Agreement is hereby amended by deleting the Investment Account Earnings from the report calculations.

ARTICLE II
Miscellaneous

Section 2.01. Defined Terms. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Master Agreement.

Section 2.02. Authorized Officers. The manual or facsimile signature of any individual appearing on this Amendment, or any document or certificate issued pursuant to this Amendment, and which is designated as the signature of a Responsible Officer of any Person, shall constitute conclusive evidence that such individual is, in fact, authorized to execute such document, notwithstanding that such authorization may have lapsed prior to the effective date of such document.

Section 2.03. Entire Agreement. This Amendment contains the entire agreement between the parties regarding the modifications made to the Master Agreement. Except as explicitly modified by this Amendment, each and every term, condition, exhibit, and provision of the Master Agreement shall remain in full force and effect.

Section 2.04. Governing Law. The terms of this Amendment shall be governed by, and construed in accordance with, federal law. To the extent federal law incorporates state law, that state law shall be the laws of the State of New York.

Section 2.05. Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment as of the day and year first above written.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as Purchaser

By:
Name:
Title:

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Seller and Master Servicer

By:
Name:
Title: